December 28, 2007
Centerline Capital Group

Investor Presentation
 Exhibit 99.2

 Certain statements in this document may constitute forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties include the risk that we are unable to successfully implement the Company’s new strategy outlined in this presentation and uncertainty of the market’s reception of the new strategy and dividend policy, and other risks and uncertainties which are detailed in Centerline Holding Company's most recent Annual Report on Form 10-K and in its other filings with the Securities and Exchange Commission, and include, among others, adverse changes in real estate markets; competition with other companies; interest rate fluctuations; general economic and business conditions; environmental/safety requirements; changes in applicable laws and regulations; our tax treatment, the tax treatment of our subsidiaries and the tax treatment of our investments; risk of default associated with the mortgage revenue bonds and other securities held by us or our subsidiaries; risks associated with providing credit enhancement; risk of loss under mortgage loan loss sharing agreements; risk of loss from direct and indirect investments in CMBS; the risk that relationships with key investors and developers may not continue; our ability to generate fee income may not continue; and risks related to the form and structure of our financing arrangements.
 Words such as "anticipates", "expects", "intends", "plans", "believes", "seeks", "estimates" and similar expressions are intended to identify forward-looking statements. Such forward-looking statements speak only as of the date of this document. Centerline Holding Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Centerline Holding Company's expectations with regard thereto or change in events, conditions, or circumstances on which any such statement is based.

Presentation Overview
 I. Background
 II. Freddie Mac Transaction
 III. Strategic Investment from Related Companies
 IV. Repositioning as an Alternative Asset Manager
 V. Growth Strategy and 2008 Adjusted EPS Guidance
 VI. Summary

Background

Over the past several years, Centerline has evolved from a tax-exempt bond fund to an alternative asset manager
1997
2001
CharterMac lists on
the AMEX with a
portfolio of $350MM
of tax-exempt
affordable housing
bonds
1997 - 2007
Acquires PW
Funding, diversifying
into mortgage
banking
2003
Acquires
CharterMac’s
manager, Related
Capital Company, an
affordable housing
fund manager
2004
Acquires Capri
Capital, a mortgage
banking and fund
management firm
2006
Acquires ARCap, a
commercial real
estate fund manager
2007
Re-brands Centerline
Capital Group; Rolls-
out four business
group structure
Background

▪ A platform of attractive businesses with significant operating synergies; however, the current business strategy and mix have not been fully appreciated by the market
 ▪ Bifurcation of business inhibits delivery of clear strategy and creates a complex story
▪ Currently the market compares Centerline to Mortgage REITs
 ▪ Fails to adequately value/appreciate growth in asset management businesses
▪ Use of non-GAAP-based earnings metrics confusing to equity and debt markets
▪ Significant exposure to interest rate and funding risk, which is magnified by current market conditions
Overview of Current Market Position

Freddie Mac Transaction

▪ Securitization of $2.8 billion bond portfolio with Freddie Mac
▪ Sale treatment for accounting purposes with respect to a majority of the portfolio
▪ Centerline retained high-yielding B-piece and remains primary and special servicer
 ▪ Creates fund management structure for bond portfolio similar to Centerline’s other funds
▪ Working on new structure with Freddie Mac for future bond transactions
▪ Use of Proceeds
 ▪ Redeem existing short-term, floating rate financing arrangements
 ▪ Retire corporate debt
 ▪ Transaction costs and expenses
Transaction Overview

Strategic Benefits
– Clarifies strategy and simplifies
 story
– Bonds transitioned off balance
 sheet
– Efficient ongoing financing for
 mortgage revenue bond activity
 through transfer of portfolio to
 optimal investor base
– Attract investor base with growth
 versus income focus
– As an alternative asset manager,
 expected improvement in
 valuation of common equity
– Re-positions Centerline
 both strategically and
 financially, unlocking
 value for the franchise
Expected Financial Advantages
– Reduces interest rate exposure and
 securitization execution risk
– Efficient use of capital and
 improved ROE for mortgage
 revenue bond portfolio
– Replaces spread income with
 stable, ongoing asset management
 and servicing fees
– Improves credit profile
Transaction Benefits

Strategic Investment from
Related Companies

▪ $131,250,000 investment commitment from an affiliate of Related Companies
 ▪ Related is Centerline’s largest shareholder; Stephen M. Ross is Chairman of Related and Centerline
▪ Endorsement of growth strategy and management team
▪ Provides financial flexibility for funding future growth and reducing corporate debt
▪ Structured as a convertible preferred stock offering; convertible into common shares
 ▪ Annual distribution rate - 11%
 ▪ Convertible at $10.75 per share for an aggregate of approximately 12.2 million common shares, subject to shareholder approval
▪ Expected to close in January 2008, subject to final documentation
Overview

Repositioning as an Alternative
Asset Manager

Reducing Corporate Leverage
▪ Centerline repaid its existing term loan and corporate revolver and entered into new facilities
 ▪ Term loan with $150 million maximum capacity and one-year term
 ▪ Revolving line of credit with $300 million maximum capacity and an 18-month term with a 6-month extension
▪ Net reduction in corporate debt of $120 million, including liabilities associated with the transaction
▪ Lead arrangers of new facility - Bank of America and Citibank
Benefits: Reduces interest rate and liquidity risk; Improves credit metrics

Change to Dividend Policy
▪ Effective in the first quarter of 2008, Centerline expects its annualized dividend per share will be
 $0.60 ($0.15 on a quarterly basis), subject to Board of Trustee approval
▪ Centerline will retain cash flow to fund its growth plans and reduce its corporate debt
▪ Centerline dividend yield - 5.4%(1)
▪ Centerline expects 30% - 35% of the Company’s income will be Federally tax-exempt in 2008
Benefits: Provides financial flexibility and eases reliability on the capital markets to fund business
(1) Based upon $11.12 closing price on 12/26/07 and a $0.60 annualized dividend per share.

centerline capital group
Commercial Real Estate
Affordable Housing
Portfolio Management
Credit Risk Products

• Capital Raised
• Capital Deployed
• Fund Returns
• Investment Fund Fee
 Structure
• Servicing Metrics (assets,
 fees, escrows,
 delinquencies)
• Adjusted EPS(1)
• Growth in AUM
(1) Adjusted EPS defined as earnings per share computed pursuant to generally accepted accounting principles (GAAP) and adjusted fornon-cash amortization of acquired intangible assets and acquisition-related, share-based compensation
New Metrics - How to Track Our Success

Growth Strategy and
2008 Adjusted EPS Guidance

centerline capital group

centerline
capital group

Growth Strategy
Originations
Transaction Fees and
Investment Income
Surveillance
Investment
Management Fees
Special
Servicing
Investment
Management Fees
Buy
Fix
Watch

Future Guidance
▪ 2008 Adjusted EPS - $1.00 - $1.10
▪ Projected increase in AUM in 2008 - $3.3 billion - $4.0 billion
 ▪ Commercial Real Estate Debt and Equity Funds - $1.7 billion - $2.0 billion
 ▪ Affordable Housing Funds and New Mortgage Bond Investments - $1.0 billion - $1.2 billion
 ▪ Commercial Loan Investments - $600 million - $800 million

(1) Based upon Company Projections
Full Year 2007E(1)
Target Full Year 2008(1)

Investment

Income

55% - 60%

Investment

Management

30% - 35%

Transactional

5% - 7%

Investment

Income

25% - 30%

Investment

Management

50% - 55%

Transactional

10% - 15%

Investment Income - Interest, Co-investments
Investment Management - Fund Sponsorship, Asset Management, Servicing and Incentive Fees
Transactional - Origination Fees, Credit Enhancement Fees
Revenue Composition

Summary

▪ Transformational transaction that positions Centerline as an alternative asset manager
▪ Significantly reduces funding risk and corporate leverage
▪ Increases percentage of revenues derived from investment management
▪ Shift to Adjusted EPS earnings metric (1)
▪ Strategic equity investment to fund future growth
(1) Adjusted EPS defined as earnings per share computed pursuant to generally accepted accounting principles (GAAP) and adjusted fornon-cash amortization of acquired intangible assets and acquisition-related, share-based compensation
Summary